                                                                      EXHIBIT 24



                               POWER OF ATTORNEY
                               -----------------

              KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and by these presents does hereby make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as director or Officer of both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and amendments filed with the Securities and Exchange Commission with respect to Common Shares of the Corporation issuable or issued in connection with the acquisition by Eaton Corporation of all or substantially all of the stock or assets and business of Lectron Products, Inc., giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

              This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 1995.

              IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 28th day of September, 1994.


/s/ William E. Butler                                      /s/ Alexander M. Cutler
---------------------------------                          --------------------------------
William E. Butler, Chairman                                Alexander M. Cutler, Executive
and Chief Executive Officer;                               Vice President and Chief
Principal Executive Officer;                               Operating Officer--Controls;
Director                                                   Director


/s/ John S. Rodewig                                        /s/ Ronald L. Leach
--------------------------------                           ---------------------------------
John S. Rodewig, President                                 Ronald L. Leach, Vice
and Chief Operating Officer--                              President--Accounting;
Vehicle Components; Director                               Principal Accounting Officer


/s/ Stephen R. Hardis                                      /s/ Neil A. Armstrong
--------------------------------                           --------------------------------
Stephen R. Hardis,                                         Neil A. Armstrong, Director
Vice Chairman and Chief
Financial and Administrative
Officer; Principal Financial
Officer; Director






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
/s/ Phyllis B. Davis                                       /s/ Hooper G. Pattillo
----------------------------------                         ----------------------------------
Phyllis B. Davis, Director                                 Hooper G. Pattillo, Director


/s/ Charles E. Hugel                                       /s/ Victor A. Pelson
---------------------------------                          ----------------------------------
Charles E. Hugel, Director                                 Victor A. Pelson, Director


/s/ John R. Miller                                         /s/ A. William Reynolds
---------------------------------                          -------------------------------
John R. Miller, Director                                   A. William Reynolds, Director


/s/ Furman C. Moseley                                      /s/ Gary L. Tooker
------------------------------                             ------------------------------
Furman C. Moseley, Director                                Gary L. Tooker, Director





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